UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2011

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (Commission File Number)	43-1823071 (IRS. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)

(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act.
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2011, Reliance Bancshares, Inc. (the “Registrant”), the bank holding company for Reliance Bank (the “Bank”) and Reliance Bank, FSB (the “Thrift”), entered into a Written Agreement (the “Agreement”) with the Federal Reserve Bank of St. Louis (the “Federal Reserve”). The Agreement is intended to enhance the ability of the Registrant to serve as a source of strength to the Bank and the Thrift. The Agreement's requirements are in addition to those of the Consent Order effective February 14, 2011 (the “Consent Order”), entered into by the Bank with the Federal Deposit Insurance Corporation (the “FDIC”) and any other supervisory action taken by the Bank's federal or state regulator or the Thrift's federal regulator.

Pursuant to the Agreement, the Registrant will:

•	Take steps to ensure that the Bank complies with the Consent Order;

•
Not, without the prior written approval of the Federal Reserve, (i) declare or pay any dividends, (ii) receive dividends or any other form of payment from the Bank representing a reduction in capital, (iii) receive dividends or any other form of payment from the Thrift representing a reduction in capital, to the extent that any restriction by the Thrift's federal regulator limiting the payment of dividends or other intercorporate payments is in force, (iv) incur, increase, or guarantee any debt, or (v) purchase or redeem any shares of its stock;

•	Within 90 days, submit to the Federal Reserve an acceptable written plan to maintain sufficient capital at the Registrant on a consolidated basis;

•
Within 30 days after the end of any quarter in which the Registrant's capital ratios fall below the approved capital plan's minimum ratios, provide the Federal Reserve with a written notice and plan detailing the Registrant's planned steps to increase its capital ratios;

•	Within 90 days, submit to the Federal Reserve a written statement of planned sources and uses of cash;

•	Comply with notice provisions of laws and regulations regarding the appointment of any new directors or senior executive officers;

•	Comply with certain banking laws and regulations restricting indemnification of and severance payments to executives and employees; and

•	Submit quarterly progress reports to the Federal Reserve.

The description of the Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Written Agreement by and between the Registrant and the Federal Reserve Bank of St. Louis, effective July 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 20, 2011

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer